Organization	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
1.
ORGANIZATION

Autohome Inc., formerly known as Sequel Limited (together with its subsidiaries, VIEs and VIEs’ subsidiaries is defined as the “Company”), was incorporated under the laws of the Cayman Islands on June 23, 2008. Upon incorporation, the Company was 100% owned by Telstra Holdings Pty Ltd. (“Telstra”). On June 27, 2008 (the “Acquisition date”), the Company acquired Cheerbright International Holdings Limited (“Cheerbright”), China Topside Co., Ltd. (“China Topside”), and Norstar Advertising Media Holdings Co., Ltd. (“Norstar”), and their respective wholly foreign-owned enterprises and variable interest entities (“VIEs”). Subsequent to the acquisition, the Company was owned 55% by Telstra, and 45% by the selling shareholders of Cheerbright, China Topside and Norstar. In May 2012, Telstra acquired additional ordinary shares of Autohome Inc. from other shareholders. In June 2016, Telstra completed the sale of approximately 47.4% of the then total issued shares in Autohome Inc. to Yun Chen Capital Cayman (“Yun Chen”), a subsidiary of Ping An Insurance Company of China, Ltd. (“Ping An”) and on February 22, 2017, Yun Chen further acquired from Telstra approximately 6.5% of the then total issued shares in Autohome Inc. After the consummation of the sale, Yun Chen has become the Company’s controlling shareholder since June 2016.

Autohome Inc. successfully completed its IPO and listing of 8,993,000 American Depositary Shares (“ADSs”) on the New York Stock Exchange in December, 2013, and raised net proceeds of US$142.59 million from the offering. Each ADS represents four ordinary shares (previously 1 ADS represents 1 ordinary share before the ADS Ratio Change as detailed in Note 2(a)). Upon the completion of IPO in December 2013, Autohome Inc.’s dual-class ordinary share structure came into effect. Upon the completion of follow-on offering in November 2014, 2,424,801 ADSs were issued by Autohome Inc. and 6,964,612 Class B ordinary shares before the Share Subdivision as detailed in Note 2(a) were converted into Class A ordinary shares. The net proceeds from the follow-on offering amounted to US$97.34 million net of issuance cost. Upon the transfer of 47.4% share ownership by Telstra to Yun Chen in June 2016, all the Class B ordinary shares were converted into Class A ordinary shares.

On March 15, 2021, Autohome Inc. successfully completed its global offering and the Company’s ordinary shares have been listed on the Hong Kong Stock Exchange. Autohome Inc. issued 24,738,400 ordinary shares, including 4,544,000 ordinary shares under an over-allotment option. Net proceeds raised by the Autohome Inc. from the global offering after deducting underwriting discounts and commissions and other offering expenses amounted to Hong Kong Dollar (“HK$”) 4,294.85 million.

As of December 31, 2023, Autohome Inc. had 483,398,100 issued and outstanding ordinary shares after considering the effects of the Share Subdivision as detailed in Note 2(a). Yun Chen is the Company’s controlling shareholder who held 46.5% of the total equity interest and a significant percentage of the voting rights in the Company as of December 31, 2023, by which it has substantial influence in determining the outcome of any corporate transaction or other matter submitted to the shareholders for approval, including mergers, consolidations and the sale of all or substantially all of the Company’s assets, election of directors and other significant corporate actions.

The Company, through its subsidiaries, VIEs and VIEs’ subsidiaries, is engaged in the provision of media services, leads generation services and online marketplace and others.

As of December 31, 2023, the following table sets forth the Company’s principal subsidiaries, principal VIEs and VIEs’ subsidiaries:

Entity	Date of incorporation or acquisition	Place of incorporation	Percentage of direct ownership by the Company
Principal Subsidiaries
Cheerbright International Holdings Limited (“Cheerbright”)	June 13, 2006	British Virgin Islands	100%
Autohome Link Inc.	January 29, 2015	Cayman Islands	100%
Autohome (Hong Kong) Limited (“Autohome HK”)	March 16, 2012	Hong Kong	100%
Autohome Link Hong Kong Limited	February 16, 2015	Hong Kong	100%
Autohome Media Limited (“Autohome Media”)	October 18, 2013	Hong Kong	100%
TTP Car Inc. (“TTP”)	June 12, 2015	Cayman Islands	51% (Note)
Auto Pai Ltd.	September 25, 2020	British Virgin Islands	51%
TTP Car (HK) Limited	June 23, 2015	Hong Kong	51%
Beijing Cheerbright Technologies Co., Ltd. (“Autohome WFOE”)	September 1, 2006	Mainland China	100%
Autohome Shanghai Advertising Co., Ltd. (“Shanghai Advertising”)	September 29, 2013	Mainland China	100%
Beijing Prbrownies Software Co., Ltd.	November 12, 2013	Mainland China	100%
Beijing Autohome Technologies Co., Ltd.	November 12, 2013	Mainland China	100%
Beijing Autohome Advertising Co., Ltd.	November 13, 2013	Mainland China	100%
Beijing Chezhiying Technology Co., Ltd. (“Chezhiying WFOE”)	May 26, 2015	Mainland China	100%
Guangzhou Chezhihuitong Advertising Co., Ltd.	August 20, 2018	Mainland China	100%
Hainan Chezhiyitong Information Technology Co., Ltd.	August 20, 2018	Mainland China	100%
Tianjin Autohome Software Co., Ltd.	October 15, 2018	Mainland China	100%
Autohome Zhejiang Advertising Co., Ltd.	December 19, 2018	Mainland China	100%
Shanghai Chezhitong Information Technology Co., Ltd.	September 16, 2020	Mainland China	100%
Shanghai Jinpai E-commerce Co., Ltd. (“TTP WFOE”)	July 31, 2015	Mainland China	51%

Principal VIEs and VIEs’ subsidiaries	Date of incorporation or acquisition	Place of incorporation	Percentage of indirect economic interest
Beijing Autohome Information Technology Co., Ltd. (“Autohome Information”)	August 28, 2006	Mainland China	100%
Beijing Shengtuo Hongyuan Information Technology Co., Ltd. (“Shengtuo Hongyuan”)	November 8, 2010	Mainland China	100%
Shanghai Tianhe Insurance Brokerage Co., Ltd.	September 21, 2017	Mainland China	100%
Shanghai Jinwu Auto Technology Consultant Co., Ltd. (“Shanghai Jinwu”)	September 20, 2007	Mainland China	51%
Shanghai Jinyou Auto Technology Consultant Co., Ltd. (“Shanghai Jinyou”)	December 3, 2021	Mainland China	51%

Note: Please refer to Note 19 for the disclosure of acquisition.

The Company provides media services, leads generation services and online marketplace and others through its websites and mobile applications. These services are primarily offered to automakers and dealers, advertising agencies that represent automakers and dealers in the automobile industry, and financial institutions. The Company’s principal geographic market is in mainland China. Autohome Inc. does not conduct any substantive operations of its own but conducts its primary business operations through its principal subsidiaries, the VIEs and VIEs' subsidiaries.

Mainland China laws and regulations prohibit or restrict foreign ownership of internet content businesses. To comply with these foreign ownership restrictions, the Company and its subsidiaries operate websites and mobile applications and conduct its business related to internet content services through VIEs. The paid-in capital of the VIEs was funded by the Company’s mainland China subsidiaries, Autohome WFOE, Chezhiying WFOE and TTP WFOE, through loans extended to the VIEs’ shareholders (“Nominee Shareholders”).

The Company obtained a controlling financial interest in the VIEs and VIEs’ subsidiaries by entering into a series of contractual agreements (the “Contractual Agreements”) through the WFOEs. As a result of the Contractual Agreements, the WFOEs are entitled to substantially all of the economic benefits from the VIEs and VIEs’ subsidiaries and are obligated to absorb all of the VIEs and VIEs’ subsidiaries' expected losses and therefore the Company has determined that it is the primary beneficiary of the VIEs and VIEs’ subsidiaries. Accordingly, the Company has consolidated the VIEs and VIEs’ subsidiaries results of operations and assets and liabilities in the Company’s consolidated financial statements in accordance with US GAAP.

Autohome WFOE entered into a series of contractual agreements with Autohome Information and each of its individual nominee shareholders. The currently effective contractual agreements were entered into in January 2024 by and between Autohome WFOE, Autohome Information, Mr. Quan Long, the Company’s chairman of the Board of Directors, and Mr. Youdong Wang, taking place of the previous contractual agreements entered into in February 2021 by and between Autohome WFOE, Autohome Information, Mr. Quan Long and Ms. Haiyun Lei (the previous individual nominee shareholder of Autohome Information).

Chezhiying WFOE also entered into a series of contractual agreements with Shengtuo Hongyuan and each of its individual nominee shareholders. The currently effective contractual agreements were entered into in January 2024 by and between Chezhiying WFOE, Shengtuo Hongyuan, Mr. Quan Long, the Company’s chairman of the Board of Directors, and Mr. Youdong Wang, taking place of the previous contractual agreements entered into in February 2021 by and between Autohome WFOE, Autohome Information, Mr. Quan Long and Ms. Haiyun Lei (the previous individual nominee shareholder of Shengtuo Hongyuan).

In the end of December 2020, the Company acquired TTP, its subsidiaries and VIEs, which also conduct its business related to internet content services through VIEs. In August 2015, the then individual nominee shareholders of Shanghai Jinwu, entered into Equity Interest Purchase Agreements and Debt Transfer and Offset Agreements with Weiwei Wang, pursuant to which the then individual nominee shareholders transferred all of its equity interest of Shanghai Jinwu to Weiwei Wang. In August 2015, TTP WFOE, Shanghai Jinwu and Weiwei Wang, as the individual nominee shareholder of VIE, entered into a series of contractual agreements. In March and May of 2022, Weiwei Wang and Lan Zhang, as the individual nominee shareholders of Shanghai Jinyou, entered into a series of contractual agreements with TTP WFOE.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Company and the VIEs through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of their voting rights underlying their equity interest in the VIEs to the WFOEs. In addition, through the Contractual Agreements the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the expected losses and majority of the profits of the VIEs through the WFOEs.

The following is a summary of the Contractual Arrangements that the Company, through its WFOEs, entered with the VIEs and their Nominee Shareholders:

Exclusive technology consulting and service agreements

Pursuant to the exclusive technology consulting and service agreements that have been entered into by the WFOEs and the VIEs, the VIEs have engaged the WFOEs as their exclusive provider of technical support and management consulting services. In addition, the WFOEs shall provide the necessary financial support to the VIEs whether or not the VIEs incur any losses, and not request for repayment if the VIEs are unable to do so. The VIEs shall pay to the WFOEs service fees calculated based on such VIE’s revenues reduced by its value-added taxes and surcharges, operating expenses and an appropriate amount of retained profit that is determined pursuant to the Company’s tax planning strategies and relevant tax laws. The service fees can be adjusted by the WFOEs unilaterally. The WFOEs shall exclusively own any intellectual property arising from the performance of these agreements. This agreement has 30-year term that can be automatically extended for another 10 years at the option of the WFOEs. The agreement can only be terminated mutually by the parties in writing. During the term of the agreement, the VIEs may not enter into any agreement with third parties for the provision of any technical or management consulting services without prior consent of the WFOEs.

Loan agreements

Pursuant to the loan agreements between the Nominee Shareholders of the VIEs and the WFOEs, the WFOEs granted interest-free loans for the Nominee Shareholders’ contributions to the VIEs. The term of the loan is indefinite until the WFOEs requests repayment. The manner and timing of the repayment shall be at the sole discretion of the WFOEs and at the WFOEs’ option may be in the form of transferring the VIEs’ equity interest to the WFOEs or their designated persons.

Equity option agreements

Pursuant to the equity option agreements entered into among the Nominee Shareholders of the VIEs, VIEs and the WFOEs, the Nominee Shareholders jointly and severally granted to the WFOEs an option to purchase their equity interests in the VIEs. The purchase price will be offset against the loan repayments under the loan agreements. If the transfer price of the equity interest is greater than the loan amount, the Nominee Shareholders are required to immediately return the received transfer price in excess of the loan amount to the WFOEs or any person designated by the WFOEs. The WFOEs may exercise such option at any time until it has acquired all equity interests of the VIEs or freely transfer the option to any third party and such third party may assume the right and obligations of the option agreement. In addition, dividends and distributions are not permitted without the prior consent of the WFOEs, to the extent there is a dividend or distribution, the Nominee Shareholders will remit the amounts in full to the WFOEs immediately. In the event of liquidation or dissolution of the VIEs, all assets shall be sold to the WFOEs at the lowest selling price permitted by applicable mainland China law, and any proceeds from the transfer and any residual interests in the VIEs shall be remitted to the WFOEs immediately. The equity option agreements have an indefinite term and will terminate at the earlier of i) the date on which all of the equity interests have been transferred to the WFOEs or any person designated by the WFOEs; or ii) the unilateral termination by the WFOEs.

Equity interest pledge agreements

Pursuant to the equity interest pledge agreements entered into between the Nominee Shareholders of the VIEs and the WFOEs, the Nominee Shareholders pledged all of their equity interests in the VIEs to the WFOEs as collateral for all of their payments due to the WFOEs and to secure their obligations under the above agreements. The Nominee Shareholders may not transfer or assign the shares, the rights and obligations in the share pledge agreement or create or permit to create any pledges which may have an adverse effect on the rights or benefits of the VIEs without the WFOE’s preapproval. The WFOE is entitled to transfer or assign in full or in part the shares pledged. In the event of default, the WFOE as the pledgee will be entitled to request immediate repayment of the loan or to dispose of the pledged equity interests through transfer or assignment. There have been no dividends or distributions from inception to date. The equity interest pledge agreements have an indefinite term and will terminate after all the obligations under these agreements have been satisfied in full or the pledged equity interests have been transferred to the WFOEs or their designees.

Power of attorney

Pursuant to the power of attorney, shareholders of the VIEs have given the WFOEs an irrevocable proxy to act on their behalf on all matters pertaining to the VIEs and to exercise all of their rights as shareholders of the VIEs, including the right to attend shareholders’ meetings, to exercise voting rights and to transfer all or a part of his equity interests in the VIEs.

Risk in relation to the VIE Structure

Internet content related businesses are subject to significant restrictions under current mainland China laws and regulations. Specifically, foreign investors are not allowed to own more than 50% equity interest in any Internet Content Provider (“ICP”) business.

The Company conducts its operations in China through Contractual Agreements entered into between the WFOEs and VIEs. If the Company or any of its current or future VIEs or subsidiaries are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant mainland China regulatory authorities would have certain discretion in dealing with such violations, including levying fines, confiscating the income of Autohome WFOE, Chezhiying WFOE, TTP WFOE and VIEs, revoking their business licenses or operating licenses, shutting down the Company’s servers or blocking the Company’s websites and mobile applications, discontinuing or placing restrictions or onerous conditions on the Company’s operations, requiring the Company to undergo a costly and disruptive restructuring, restricting the Company’s rights to use the proceeds from the offering to finance the Company’s business and operations in China, or enforcement actions that could be harmful to the Company’s business. Any of these actions could cause significant disruption to the Company’s business operations and severely damage the Company’s reputation, which would in turn materially and adversely affect the Company’s business and results of operations. In addition, if the imposition of any of these penalties causes the Company to lose the rights to direct the activities of VIEs or the Company’s right to receive their economic benefits, the Company would no longer be able to consolidate the VIEs.

In addition, if Autohome Information and its subsidiaries, Shengtuo Hongyuan and its subsidiaries, Shanghai Jinwu and Shanghai Jinyou or their shareholders fail to perform their obligations under the Contractual Agreements, the Company may have to incur substantial costs and expend resources to enforce the Company’s rights under the contracts. The Company may have to rely on legal remedies under mainland China law, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these Contractual Agreements are governed by mainland China law and provide for the resolution of disputes through arbitration in mainland China. Accordingly, these contracts would be interpreted in accordance with mainland China law and any disputes would be resolved in accordance with mainland China legal procedures. As a result, uncertainties in the PRC legal system may limit the Company’s ability to enforce these Contractual Agreements. Under mainland China law, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in mainland China courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Company is unable to enforce these Contractual Agreements, the Company may not be able to obtained a controlling financial interest in the VIEs and VIEs’ subsidiaries, and the Company’s ability to conduct its business may be negatively affected.

Based on the advice of the Company’s mainland China legal counsel, the corporate structure and Contractual Agreements of the Company’s VIEs and WFOEs in China are in compliance with all existing mainland China laws and regulations. Therefore, in the opinion of management, (i) the ownership structure of the Company and the VIEs are in compliance with existing mainland China laws and regulations; (ii) the Contractual Agreements with VIEs and their nominee shareholders are valid and binding, and will not result in any violation of mainland China laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing mainland China law and regulations in all material respects.

The VIEs contributed an aggregate of 13.1%, 12.7% and 13.5% of the consolidated net revenues for the years ended December 31, 2021, 2022 and 2023, respectively, after elimination of inter-company transactions. As of December 31, 2022, and 2023, the VIEs accounted for an aggregate of 7.6% and 7.3%, respectively, of the consolidated total assets, and 8.7% and 8.3%, respectively, of the consolidated total liabilities after elimination of inter-company balances.

Relevant mainland China laws and regulations restrict the VIEs from transferring a portion of its net assets to the Company in the form of loans and advances or cash dividends. Please refer to Note 16 for disclosure of restricted net assets.

The following table sets forth the assets, liabilities, results of operations and cash flows of the VIEs and VIEs’ subsidiaries included in the Company’s consolidated balance sheets, consolidated statements of comprehensive income and consolidated statements of cash flows.

	As of December 31,
	2022	2023
	RMB	RMB	US$
	(in thousands)
Current assets	745,057	709,905	99,988
Non-current assets	1,837,711	1,789,401	252,032
Total assets	2,582,768	2,499,306	352,020
Accrued expenses and other payables	253,681	320,100	45,085
Advance from customers	65,150	68,543	9,654
Deferred revenue	36,099	36,773	5,179
Inter-company payables	569,034	389,566	54,870
Total current liabilities	923,964	814,982	114,788
Other liabilities	6,542	13,729	1,933
Deferred tax liabilities	41,919	30,238	4,259
Total non-current liabilities	48,461	43,967	6,192
Total liabilities	972,425	858,949	120,980
Net assets	1,610,343	1,640,357	231,040

	Year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB	US$
	(in thousands)
Net revenues
-Third-party revenues	948,520	882,276	968,869	136,462
-Inter-company revenues	131,524	160,272	179,587	25,294
Net loss	(89,397)	(85,283)	(112,791)	(15,886)

	Year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB	US$
	(in thousands)
Net cash generated from operating activities	411,966	19,289	24,582	3,462
Net cash used in investing activities	(386,343)	(812,606)	(1,092,190)	(153,832)
Net cash generated from financing activities	163,424	666,853	1,115,463	157,110

The revenue-producing assets that are held by the VIEs comprise of customer relationship, trademarks, websites, domain names, operating license and servers.

The current assets of the VIEs included amounts due from Group companies of RMB333.17 million and RMB244.65 million (US$ 34.46 million), as of December 31, 2022 and 2023, respectively, which were eliminated upon consolidation by the Company. The current liabilities of the VIEs included amounts due to Group companies of RMB569.03 million and RMB389.57 million (US$54.87 million), as of December 31, 2022 and 2023, respectively, which were eliminated upon consolidation by the Company. There was no pledge or collateralization of the VIEs’ assets that can only be used to settle obligations of the VIEs. Creditors of the VIEs have no recourse to the general credit of the WFOEs, which are the primary beneficiaries of the VIEs. The WFOEs did not provide or intend to provide financial or other supports not previously contractually required to the VIEs during the years presented.